UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-6103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Annual Report to Shareholders

Treasury Portfolio DWS U.S. Treasury Money Fund Class S

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the portfolio's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and the team's approach to managing the Treasury Portfolio during the fund's most recent fiscal year ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: During the past 12 months, the financial markets experienced a series of unprecedented developments. The massive credit crunch that originated with problems in the US subprime mortgage market as well as securitized mortgages eventually brought down several major financial firms and transformed Wall Street. September 2008 was an exceptionally traumatic month for the financial industry as severe losses and the general liquidity squeeze forced some major financial companies to seek rescue throughout a government bailout or a merger.

The loss of market liquidity forced the US Federal Reserve Board (the Fed) and other central banks to make significant efforts to boost liquidity by creating expansive lending facilities. In late 2008, among other unprecedented actions, the US government placed Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation) in conservatorship of the Federal Housing Finance Agency, a newly-created regulator, to inject $700 billion into the banking system through the Troubled Asset Relief Program ("TARP") and to offer a stimulus package to US consumers. In response to a freeze-up in money market liquidity, the government created new lending facilities for commercial paper.1 In 2009, the new administration introduced an additional series of initiatives to deal with financial market turbulence. These included a second large stimulus package; a $75 billion homeowner affordability plan; the Fed's injection of billions of dollars into the financial system with purchases of Treasuries and mortgage-backed securities in order to lower interest rates; and perhaps most significantly for investor confidence, Treasury Secretary Geithner's Public-Private Investment Program designed to repair the balance sheets of struggling banks. By the close of the period, it seemed evident that an array of government programs had improved investor sentiment and the overall tone of the financial markets.

As of March 31, 2009, three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 1.19%, compared with 2.69% as of March 31, 2008.2

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: As market conditions became more stressed over the period, we witnessed a tremendous "flight to quality" into Treasury securities. Though market conditions seem to have eased, with yields across the money market maturity spectrum gradually declining as a result, strong demand for Treasuries has continued unabated. Given this market environment, we have continued to hold a significant percentage of portfolio assets in overnight Treasury repurchase agreements for high-quality and liquidity purposes. We are also purchasing three- and six-month Treasury issues opportunistically when their yields are attractive.

Q: What detracted from performance during the period?

A: During the fall of 2008 — when market volatility was at its height — the types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be extremely cautious during a period of significant market turbulence. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We plan to maintain our conservative investment strategies and standards, applying a careful approach to investing while seeking competitive yield for our shareholders.

Portfolio Performance (as of March 31, 2009)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Treasury Portfolio — DWS U.S. Treasury Money Fund Class S	.06%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding.

Please call your financial advisor for the most current yield information.

1 Lending Facility -— In their search for answers to the financial crisis and credit crunch, US Federal Reserve Board officials have created a series of lending facilities to try to restore liquidity within the financial system and prompt large financial institutions to resume lending to one another at more accustomed levels. The first such facility the Fed created was the Term Securities Lending Facility (TSLF), where the Fed agreed to lend up to $200 billion of Treasury securities to primary dealers secured by a pledge of other securities. This lending by the Fed was meant to, in turn, prompt further lending by its borrowers. Since then the Fed has set up commercial paper and asset-backed commercial paper lending facilities to perform similar liquidity operations in those areas of the credit market.
2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Information About Your Portfolio's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate the Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Portfolio Return	DWS U.S. Treasury Money Fund Class S
Beginning Account Value 10/1/08	$ 1,000.00
Ending Account Value 3/31/09	$ 1,001.10
Expenses Paid per $1,000*	$ 1.55
Hypothetical 5% Portfolio Return
Beginning Account Value 10/1/08	$ 1,000.00
Ending Account Value 3/31/09	$ 1,023.39
Expenses Paid per $1,000*	$ 1.56
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS U.S. Treasury Money Fund Class S	.31%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Investors Cash Trust — Treasury Portfolio

Asset Allocation (As a % of Investment Portfolio)	3/31/09	3/31/08

US Treasury Obligations	49%	20%
Repurchase Agreements	47%	80%
Money Market Funds	4%	—
	100%	100%
Weighted Average Maturity	3/31/09	3/31/08

Investors Cash Trust — Treasury Portfolio	56 days	13 days
Treasury & Repo Retail Fund Average*	41 days	20 days
* The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's holdings, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio is posted twice each month to www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted on or after month-end and Portfolio holdings as of each month-end are posted on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009

	Principal Amount ($)	Value ($)

Government & Agency Obligations 48.6%
US Treasury Obligations
US Treasury Bills:
0.2%*, 4/9/2009	70,500,000	70,496,867
0.205%*, 6/11/2009	97,500,000	97,460,580
0.23%*, 6/4/2009	2,526,000	2,524,967
0.23%*, 6/11/2009	206,140,000	206,046,493
0.275%*, 6/25/2009	70,000,000	69,954,549
0.29%*, 7/2/2009	131,330,000	131,232,670
0.3%*, 7/30/2009	150,000,000	149,850,000
0.32%*, 7/23/2009	50,000,000	49,949,778
0.34%*, 5/14/2009	120,000,000	119,951,267
0.345%*, 7/30/2009	85,000,000	84,902,250
0.4%*, 8/6/2009	25,000,000	24,964,722
0.5%*, 1/14/2010	35,000,000	34,860,000
0.59%*, 12/17/2009	50,000,000	49,786,944
0.645%*, 11/19/2009	90,000,000	89,625,900
0.705%*, 12/17/2009	46,000,000	45,765,783
0.99%*, 5/15/2009	135,620,000	135,455,900
1.05%*, 7/30/2009	39,305,000	39,167,432
1.33%*, 7/2/2009	50,000,000	49,830,056
1.35%*, 4/29/2009	156,150,000	155,986,042
1.35%*, 6/24/2009	82,420,000	82,160,377
1.495%*, 4/2/2009	100,000,000	99,995,847
1.53%*, 4/23/2009	28,800,000	28,773,072
1.8%*, 4/23/2009	48,650,000	48,596,485
2.2%*, 6/4/2009	30,000,000	29,882,667
2.37%*, 6/4/2009	30,000,000	29,873,600
US Treasury Notes:
3.875%, 5/15/2009	50,000,000	50,226,210
4.0%, 8/31/2009	82,650,000	83,848,138
4.625%, 7/31/2009	100,000,000	101,393,521
Total Government & Agency Obligations (Cost $2,162,562,117)		2,162,562,117

Repurchase Agreements 47.4%
Banc of America Securities LLC, 0.21%, dated 3/19/2009, to be repurchased at $500,177,917 on 5/19/2009 (a)	500,000,000	500,000,000
BNP Paribas, 0.27%, dated 3/23/2009, to be repurchased at $450,202,500 on 5/22/2009 (b)	450,000,000	450,000,000
Credit Suisse Securities (USA) LLC, 0.15%, dated 3/31/2009, to be repurchased at $500,002,083 on 4/1/2009 (c)	500,000,000	500,000,000
JPMorgan Securities, Inc., 0.15%, dated 3/31/2009, to be repurchased at $657,317,208 on 4/1/2009 (d)	657,314,469	657,314,469
Total Repurchase Agreements (Cost $2,107,314,469)		2,107,314,469
	Shares	Value ($)

Money Market Fund 4.0%
AIM Short-Term Investment Trust Treasury Portfolio, 0.16%** (Cost $180,000,000)	180,000,000	180,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,449,876,586)+	100.0	4,449,876,586
Other Assets and Liabilities, Net	0.0	254,839
Net Assets	100.0	4,450,131,425
* Annualized yield at time of purchase; not a coupon rate.
** The rate shown is the annualized seven-day yield at period end.
+ The cost for federal income tax purposes was $4,449,876,586.
(a) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
59,124,300	US Treasury Inflation-Indexed Bond	2.375	1/15/2027	65,420,341
96,670,100	US Treasury Notes	3.375-4.875	8/15/2009-11/15/2014	104,850,987
560,732,737	US Treasury STRIPS	Zero Coupon	4/15/2009-2/15/2039	339,728,687
Total Collateral Value				510,000,015
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
4,609,400	US Treasury Inflation-Indexed Note	1.375	7/15/2018	4,502,297
826,064,600	US Treasury STRIPS	Zero Coupon	11/15/2021-11/15/2027	454,497,734
Total Collateral Value				459,000,031
(c) Collateralized by $969,234,000 US Treasury STRIPS, with various maturities of 2/15/2015-5/15/2038 with a value of $510,000,937.
(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
97,716,500	US Treasury Inflation-Indexed Bonds	1.75-3.875	1/15/2025-4/15/2032	116,340,715
482,381,400	US Treasury Inflation-Indexed Notes	0.875-4.25	1/15/2010-1/15/2019	554,123,159
Total Collateral Value				670,463,874
STRIPS: Separate Trading of Registered Interest and Principal Securities.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 180,000,000
Level 2	4,269,876,586
Level 3	—
Total	$ 4,449,876,586

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009
Assets
Investments: Investments in securities, at value (cost $2,342,562,117)	$ 2,342,562,117
Repurchase Agreements, at value (cost $2,107,314,469)	2,107,314,469
Total investments, at value (cost $4,449,876,586)	4,449,876,586
Interest receivable	2,046,258
Receivable for Portfolio shares sold	45,718
Due from Advisor	90,375
Other assets	187,208
Total assets	4,452,246,145
Liabilities
Payable for Portfolio shares redeemed	71,986
Distributions payable	63,696
Accrued management fee	197,073
Other accrued expenses and payables	1,781,965
Total liabilities	2,114,720
Net assets, at value	$ 4,450,131,425
Net Assets Consist of:
Accumulated net realized gain (loss)	974,780
Paid-in capital	4,449,156,645
Net assets, at value	$ 4,450,131,425
Net Asset Value
Institutional Shares Net Asset Value, offering and redemption price per share ($3,247,287,817 ÷ 3,246,507,089 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$ 1.00

Premier Money Market Shares

Net Asset Value, offering and redemption price per share ($168,451,660 ÷ 168,437,165 outstanding shares of capital stock, no par value, unlimited number of shares authorized)
$ 1.00
Investment Class Net Asset Value, offering and redemption price per share ($845,537,684 ÷ 845,327,697 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$ 1.00

DWS U.S. Treasury Money Fund Class S

Net Asset Value, offering and redemption price per share ($188,854,264  ÷ 188,881,358 outstanding shares of capital stock, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2009
Investment Income
Income: Interest	$ 47,550,921
Expenses: Management fee	2,557,778
Administration fee	4,402,475
Services to shareholders	1,424,181
Distribution and service fees	4,988,923
Custodian fee	171,347
Professional fees	189,566
Trustees' fees and expenses	276,499
Reports to shareholders	144,781
Registration fees	243,621
Other	555,534
Total expenses before expense reductions	14,954,705
Expense reductions	(1,026,919)
Total expenses after expense reductions	13,927,786
Net investment income	33,623,135
Net realized gain (loss) from investments	1,141,597
Net increase (decrease) in net assets resulting from operations	$ 34,764,732

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2009	2008
Operations: Net investment income	$ 33,623,135	$ 45,745,498
Net realized gain (loss)	1,141,597	82,535
Net increase (decrease) in net assets resulting from operations	34,764,732	45,828,033
Distributions to shareholders from: Net investment income: Institutional Shares	(26,089,352)	(25,350,111)
Premier Money Market Shares	(604,365)	(2,370,922)
Investment Class	(5,245,065)	(12,006,941)
DWS U.S. Treasury Money Fund Class S	(1,846,852)	(6,017,524)
Total distributions	(33,785,634)	(45,745,498)
Portfolio share transactions: Proceeds from shares sold	21,807,405,551	8,076,561,124
Net assets acquired in tax-free reorganizations	—	1,531,101,226
Reinvestment of distributions	28,758,447	39,752,596
Cost of shares redeemed	(20,393,038,918)	(6,699,538,541)
Net increase (decrease) in net assets from Portfolio share transactions	1,443,125,080	2,947,876,405
Increase (decrease) in net assets	1,444,104,178	2,947,958,940
Net assets at beginning of period	3,006,027,247	58,068,307
Net assets at end of period (including undistributed net investment income of $0 and $23,677, respectively)	$ 4,450,131,425	$ 3,006,027,247

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS U.S. Treasury Money Fund Class S
Years Ended March 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Net investment income	.010	.033
Less distributions from net investment income	(.010)	(.033)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	.99	3.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	189
Ratio of expenses (%)	.31	.34*
Ratio of net investment income (%)	.72[b]	3.77*
[a] For the period from May 21, 2007 (commencement of operations of DWS U.S. Treasury Money Fund Class S Shares) to March 31, 2008.
[b] Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized

Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts business trust.

The Treasury Portfolio ("the Portfolio") offers multiple classes of shares that include: Institutional Shares, Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S. Certain detailed financial information for the Institutional Shares, Premier Money Market Shares and Investment Class is provided separately and is available upon request.

Investment income, realized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

The Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Portfolio's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Portfolio's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Portfolio has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly. The Portfolio may take into account capital gains and losses in its daily dividend declarations. The Portfolio may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolio.

At March 31, 2009, the Portfolio's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,049,899

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended March 31,
	2009	2008
Distributions from ordinary income*	$ 33,785,634	$ 45,745,498
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from April 1, 2008 through April 30, 2008, the Portfolio paid a monthly management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the Portfolio pays a monthly management fee of 0.05% of the Portfolio's average daily net assets.

For the period from April 1, 2008 through the expiration dates noted below, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

		Expiration Date
Institutional Shares	.25%	9/14/2010
Premier Money Market Shares	.98%	5/18/2010
Investment Class	.67%	9/14/2010
DWS U.S. Treasury Money Fund Class S	.65%	5/18/2010

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived distribution and service fees on Premier Money Market Shares and Investment Class.

Accordingly, for the year ended March 31, 2009, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.06% of the Portfolio's average daily net assets.

Administration Fee. Effective May 1, 2008, the Portfolio entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through March 31, 2009, the Advisor received an Administration Fee of $4,402,475, of which $408,236 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Portfolio. For the year ended March 31, 2009, the amounts charged to the Portfolio by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2009
Institutional Shares	$ 288,302	$ 94,864
Premier Money Market Shares	336,017	242,134
Investment Class	522,649	295,309
DWS U.S. Treasury Money Fund Class S	252,682	64,470
	$ 1,399,650	$ 696,777

Distribution and Service Fees Under the Portfolio's Premier Money Market Shares and Investment Class 12b-1 Plans, DWS Investors Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of each of the Premier Money Market Shares and Investment Class. For the year ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived
Premier Money Market Shares	$ 340,003	$ 340,003
Investment Class	1,986,906	473,014
	$ 2,326,909	$ 813,017

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the Institutional Shares at an annual rate of 0.05% of average daily net assets, up to 0.25% of average daily net assets for the Premier Money Market Shares, and up to 0.07% of average daily net assets for the Investment Class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the year ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annual Effective Rate
Institutional Shares	$ 1,759,629	$ —	$ 152,481.05%
Premier Money Market Shares	340,003	56,118	—	.21%
Investment Class	562,382	—	51,252.07%
	$ 2,662,014	$ 56,118	$ 203,733

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the year ended March 31, 2009, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $62,163, of which $18,959 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended March 31, 2009, the Portfolio paid its allocated portion of the retirement benefit of $121,800 to the non-continuing Independent Board Members, and the Portfolio was reimbursed by DIMA for this payment.

3. Fee Reductions

The Portfolio has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended March 31, 2009, the Portfolio's custodian fee was reduced by $30,321 and $5,663, respectively, for custody and transfer agent credits earned.

4. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Shares	19,763,253,175	$ 19,763,253,175	6,569,932,621	$ 6,569,932,621
Premier Money Market Shares	419,788,190	419,788,190	238,913,988	238,913,988
Investment Class	1,502,129,239	1,502,129,239	1,158,885,348*	1,158,885,348*
DWS U.S. Treasury Money Fund Class S	122,234,947	122,234,947	108,829,167*	108,829,167*
		$ 21,807,405,551		$ 8,076,561,124
Shares issued in tax-free reorganizations
Institutional Shares	—	$ —	962,075,352	$ 962,051,434
Investment Class	—	—	391,261,087*	391,285,281*
DWS U.S. Treasury Money Fund Class S	—	—	177,832,893*	177,764,511*
		—		$ 1,531,101,226
Shares issued to shareholders in reinvestment of distributions
Institutional Shares	21,542,208	$ 21,542,208	20,534,110	$ 20,534,110
Premier Money Market Shares	604,364	604,364	2,364,386	2,364,386
Investment Class	4,820,867	4,820,867	11,049,439*	11,049,439*
DWS U.S. Treasury Money Fund Class S	1,791,008	1,791,008	5,804,661*	5,804,661*
		$ 28,758,447		$ 39,752,596
Shares redeemed
Institutional Shares	(18,630,056,496)	$ (18,630,056,496)	(5,464,140,685)	$ (5,464,140,685)
Premier Money Market Shares	(350,128,960)	(350,128,960)	(197,821,717)	(197,821,717)
Investment Class	(1,288,818,325)	(1,288,818,325)	(933,999,958)*	(933,999,958)*
DWS U.S. Treasury Money Fund Class S	(124,035,137)	(124,035,137)	(103,576,181)*	(103,576,181)*
		$ (20,393,038,918)		$ (6,699,538,541)
Net increase (decrease)
Institutional Shares	1,154,738,887	$ 1,154,738,887	2,088,401,398	$ 2,088,377,480
Premier Money Market Shares	70,263,594	70,263,594	43,456,657	43,456,657
Investment Class	218,131,781	218,131,781	627,195,916*	627,220,110*
DWS U.S. Treasury Money Fund Class S	(9,182)	(9,182)	188,890,540*	188,822,158*
		$ 1,443,125,080		$ 2,947,876,405
* For the period from May 21, 2007 (commencement of operations) to March 31, 2008.

6. Acquisition of Assets

On May 21, 2007, the Portfolio acquired all of the net assets of DWS U.S. Treasury Money Fund and Cash Reserve Fund, Inc. — Treasury Series pursuant to a plan of reorganization approved by shareholders on April 18, 2007. The acquisition was accomplished by a tax-free exchange of 177,832,893 shares of DWS U.S. Treasury Money Fund Class S, 271,817,186 Institutional shares of the Cash Reserve Fund, Inc. — Treasury Series and 286,117,024 Treasury shares of the Cash Reserve Fund, Inc. — Treasury Series, for 177,832,893 DWS U.S. Treasury Money Fund Class S shares and 271,817,186 Institutional Shares and 286,117,024 Investment Class of the Portfolio, respectively, outstanding on May 21, 2007. DWS U.S. Treasury Money Fund and Cash Reserve Fund, Inc. — Treasury Series' net assets at that date of $177,764,511 and $557,978,258, respectively, were combined with those of the Portfolio. The aggregate net assets of the Portfolio immediately before the acquisition were $64,255,859. The combined net assets of the Portfolio immediately following the acquisition were $799,998,628.

On September 17, 2007, the Portfolio acquired all of the net assets of Treasury Money Portfolio pursuant to a plan of reorganization approved by shareholders for Treasury Money Fund Institutional and Treasury Money Fund Investment on May 4, 2007 and on August 21, 2007, respectively (both funds were formerly feeders of the Treasury Money Portfolio). The acquisition was accomplished by a tax-free exchange of 105,144,063 Treasury Money Fund Investment shares and 690,258,166 Treasury Money Fund Institutional shares for 105,144,063 Investment Class and 690,258,166 Institutional Shares of the Portfolio outstanding on September 17, 2007. Treasury Money Portfolio's net assets at that date of $795,358,457 were combined with those of the Portfolio. The aggregate net assets of the Portfolio immediately before the acquisition were $1,034,307,211. The combined net assets of the Portfolio immediately following the acquisition were $1,829,665,668.

7. Participation in the Treasury's Temporary Guarantee Program

For the period from September 19, 2008 and ending on December 18, 2008, the Portfolio participated in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury").

The Portfolio has borne the expenses of participating in the Program over the period. The Program participation fee incurred was determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the Program participation fee rate of 0.010%, which was based upon the market-based net asset value outstanding of each share class as of September 19, 2008. This expense was amortized over the length of the participation in the Program and is included in "Other" expense on the Statement of Operations. For the period through December 18, 2008, the Portfolio accrued $433,718. This expense was borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.

Neither the Portfolio nor Deutsche Investment Management Americas Inc., the Portfolio's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Investors Cash Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Investors Cash Trust: Treasury Portfolio (the "Portfolio"), as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Cash Trust: Treasury Portfolio at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 26, 2009

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2009, Treasury Portfolio has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

INVESTORS CASH TRUST - TREASURY PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$55,525	$0	$6,863	$0
2008	$39,882	$0	$5,439	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$524,500	$0
2008	$32,000	$655,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,863	$524,500	$1,248,247	$1,779,610
2008	$5,439	$655,614	$1,392,237	$2,053,290

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009